UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 2, 2005

Great Lakes Dredge & Dock Corporation

(Exact name of registrant as specified in its charter)

Delaware	333-64687	13-3634726
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2122 York Road, Oak Brook, Illinois 60523

(Address of Principal executive offices, including  Zip Code)

(630) 574-3000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into Material Definitive Agreement.

On December 2, 2005, Great Lakes Dredge & Dock Corporation (the “Company”), NASDI Holdings Corporation and the other guarantors named therein and BNY Midwest Trust Company, as Trustee, entered into a Third Supplemental Indenture to the Indenture, dated December 22, 2003, relating to the Company’s 7 ¾% Senior Subordinated Notes due 2003.

Item 9.01  Financial Statements and Exhibits.

(c)  Exhibits

Exhibit No.	Description

4.1

Third Supplemental Indenture, dated December 2, 2005, by and among Great Lakes Dredge & Dock Corporation, NASDI Holdings Corporation and the other guarantors named therein and BNY Midwest Trust Company, as Trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Great Lakes Dredge & Dock Corporation

/s/ Deborah A. Wensel
Date: December 8, 2005	Name:	Deborah A. Wensel
	Title:	Senior Vice President and CFO

EXHIBIT INDEX

Exhibit No.	Description

4.1

Third Supplemental Indenture, dated December 2, 2005, by and among Great Lakes Dredge & Dock Corporation, NASDI Holdings Corporation and the other guarantors named therein and BNY Midwest Trust Company, as Trustee.